UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2013

Date of reporting period: February 28, 2013

Item 1. Reports to Stockholders.

Annual Report

February 28, 2013

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

Once again the past year in the equity markets has had its ups and downs, but this year’s market moves were considerably less erratic than what we have become accustomed to over the last 5 years. The S&P 500 Index fell 5.9% from February 28, 2012 to the monthly low on June 1, 2012 only to rise 11.0% to the August 31, 2012 midyear point. Full year performance for the S&P 500 Index was a robust 13.4%.

During this time, equity market volatility, as measured by the VIX Index*, fell 5.2% through August 31, 2012 on its way to a full year decline of 15.8% (see chart below).

The adage “the market climbs a wall of worry” certainly held true for this year. Investors continued to worry about the U.S. presidential election, the European debt crisis, the sequester, U.S. debt ceiling debates, a nuclear Iran, slow U.S. 4th quarter 2012 growth in GDP, and every other “black swan” one can imagine. A “black swan”, or an unexpected surprise, has been a point of fascination for paranoid investors since the financial crisis as another problem/bubble is assumed to be looming around every corner. Unfortunately for these Cassandras, each successive fear was ameliorated by the passing of deadlines, political resolution, and economic improvement, causing volatility in the markets to fall and stock prices to rise. In recent months, markets have yet to meet an undesirable event that has permanently impaired returns.

There remains a disconnect between rising market prices and investors who are hesitant to return to equities. Between January 2007 and December 2012, investors pulled over $606 billion dollars out of domestic equity mutual funds according to the Investment Company Institute (ICI) (see chart on next page). Ironically, the vast majority of the withdrawals from U.S. equities occurred after the S&P 500 Index reached its March of 2009 low. From March 6, 2009 to February 28, 2013 the S&P 500 Index has enjoyed robust annualized returns of 24.7%. Many investors have missed out on these returns and are only now beginning to think that the equity markets are “safe” again.

After 2012, what could drive equity markets higher? We do not believe in the theory that there will be a “great rotation” from bonds to stocks. Fixed income funds saw massive inflows during the 2007-2012 period of $1.2 trillion, almost double that of equities. Though some marginal dollars may move from bonds to equities, we believe a larger opportunity lies in convincing investors to stop withdrawing money from active U.S. equity funds.

A second potential driver of continued momentum in the equity markets is an improving economic backdrop that could lure skittish investors back to stocks. Added clarity around tax rates, federal budgetary cuts, the debt ceiling, and the hope for lasting fiscal reform could stymie equity outflows, beginning a new cycle of investor enthusiasm for equities. With approximately $10.4 trillion in cash and short-term investments sitting on the sidelines at the end of February, a simple re-risking of portfolios caused by investors returning to equities could lead to a “melt-up” and significant price-to-equity ratio expansion.

With each passing quarter, the case for investing in equities is even more convincing. The global economy shows more signs of recovery, and in some cases, dramatic improvement. The U.S. continues to strengthen across many fronts. Unemployment is slowly easing, with recent reports showing growing private sector payrolls and stable-to-declining jobless claims. New and existing home sales are on the rise, as inventories return to normal levels and many markets report higher selling prices. Interest rates remain at historical lows while lending standards have loosened. The U.S. consumer has de-levered, resulting in some of the strongest individual balance sheets in years. As evidenced by the moderate year-over-year increases in retail sales, consumer spending and consumer confidence continue to trend upward. On the international front, China’s new leaders are intent on reforming the economy with recent initiatives to boost domestic consumption and increase imports. In Europe, although many nations remain in recessionary environments, credit spreads on sovereign debt are returning to more normalized levels, suggesting the end of capital outflows from Europe, and the earliest stages of recovery. We are encouraged by this economic momentum, and although GDP growth may be muted, we would not be surprised to see better-than-expected earnings growth as the global economy recovers.

According to an April 2012 study entitled “Quantitative Analysis of Investor Behavior” conducted by the research firm DALBAR, Inc., for the trailing 20 years ending December 31, 2011, the average investor** in mutual funds realized a return of just 3.5% annualized. During that same time period, the S&P 500 Index returned 7.8% per annum and inflation as measured by the CPI returned 2.5% per annum. The average investor likely fell short of inflation because of their belief that they could somehow guess the market’s direction. By continually purchasing the most recent best performing asset and selling the asset with the poorest performance, many found themselves selling low and buying high. We believe this phenomenon gives credence to irrational markets and value investing, and more importantly, validates the need for active equity management.

An important tenet of the Snow Capital investment process is that we do not time the market. We stay fully invested at all times. Being fully invested when an unexpected market moving event produces short term losses can be difficult to endure, but one does not realize long term returns by continually trying to guess the next market move. Real wealth is built over long periods of time by sticking to an investment discipline in good times and bad.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s (or “our”) value investing process, our resources as an institutional investor, and our professional investment discipline. The funds utilize the same process that was developed by Richard Snow and implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which fund is best suited to you.

Thank you for choosing the Snow Capital family of mutual funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the full year ended 2/28/13, the Snow Capital Opportunity Fund Institutional Class shares return was 16.59% compared to a return of 13.46% for the S&P 500 Index and 17.57% for the Russell 3000 Value Index. For the six month period ended February 28, 2013, the Snow Capital Opportunity Fund Institutional Class shares recorded a return of 19.48% compared to a return of 8.95% for the S&P 500 Index and 13.26% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Comments on the market environment during the period

Despite a bumpy ride for the full year, the last six month period has been marked for its remarkable calm. Just as investors piled into perceived low risk assets in the first half of 2012, driving stocks lower, improved investor confidence in September through February resulted in a “risk on” trade.

Top Positive Contributors to the Fund’s Return

For the full year, Consumer Discretionary, Health Care, Financials, and Energy sectors added most to overall performance. Two of the best performing stocks for the full year were hospitals Community Health Systems (CYH) and Health Management Associates (HMA). Both stocks were up significantly as uncertainty surrounding the Affordable Care Act (ACA) was lifted, allowing investors to focus on patient volume expansion that should benefit hospitals following reform implementation. Specialty retailer Abercrombie & Fitch (ANF) added to overall Fund performance, as productivity initiatives resulted in improved margins. Phillips 66 (PSX) contributed positively to returns as increased domestic crude oil production allowed refiners to move away from higher priced imports, improving margins. Finally, shares of Terex (TEX) contributed positively to the Fund’s overall performance as pricing improvements and restructuring initiatives continue to support management’s longer-term earnings outlook.

Top Detractors from the Fund’s Return

For the full year, only the Consumer Staples sector detracted from overall performance. In order of magnitude, the worst performing stock over the last year was Spirit Aerosystems (SPR). In October, SPR announced higher than expected charges due to increased costs associated with the company’s expanded commercial aerospace platforms. This led investors to question the company’s stated cash flow projections. Prudential Financial (PRU) detracted from performance as the company lowered its 2013 ROE target due to the continued low interest rate environment. Despite an attractive valuation, TEVA Pharmaceuticals (TEVA) detracted from performance, on continued uncertainty surrounding the company’s long-term earnings power due to the patent expiration of Copaxone, a market leading Multiple Sclerosis drug. Microsoft (MSFT) detracted from performance as investors questioned the acceptance of their new operating system, Windows 8, in addition to industry declines in PC sales, as consumer preferences shift toward tablets. Finally, Hospira (HSP) detracted from performance as remediation initiatives associated with the Rocky Mount facility are taking longer than initially anticipated.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Heath Care, and Consumer Discretionary sectors, and a below-average weight in the Financials, Consumer Staples, and Utilities sectors.

We reduced our exposure to Financials, Industrials, and Consumer Staples, and increased our investments in Consumer Discretionary, Information Technology, Energy, and Materials during the year. We have a zero percent weighting in Consumer Staples, Telecom Services, and Utilities.

As of the end of February, the portfolio held 36 core positions and was approximately 88.1% net long. Purchased puts on the S&P 500 Index aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Genworth Financial (GNW)

A large multi-line insurance company, offering life insurance products, long-term care insurance, and mortgage guarantee insurance coverage on residential mortgage loans. On a price to book basis, GNW trades at a significant discount to many of its peers.

Hartford Financial Services Group (HIG)

One of the oldest life insurance companies in the United States, Hartford Financial Services Group is complemented by a stable property and casualty business focused on personal lines, small business, and middle markets.

Community Health Systems (CYH)

An excellent hospital operator with a presence in multiple states, Community Health Systems is the sole provider of healthcare services in over 60% of the markets it serves. The organization should benefit from industry consolidation and increased access to health insurance.

MetLife (MET)

A market leader in the life insurance industry, with better capitalization than most of its peers, MetLife is positioned for growth. The company’s shares should benefit as the variable annuity business becomes the retirement product of choice for Baby Boomers.

Sealed Air (SEE)

A global leader in food safety, security, hygiene, and product protection. SEE should benefit from solid long term growth in their packaging end markets. Developing economies need more sanitary and effective packaging technologies, especially in the food industry.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the full year ended 2/28/13, the Snow Capital Small Cap Value Fund Institutional Class shares returned 16.94% compared to a return of 16.89% for the Russell 2000 Value Index. For the six month period ended February 28, 2013, the Snow Capital Small Cap Value Fund Institutional Class shares recorded a return of 17.64% compared to a return of 14.56% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $100 million and $3 billion.

Comments on the market environment during the period

Despite a bumpy ride for the full year, the last six month period has been marked for its remarkable calm. Just as investors piled into perceived low risk assets in the first half of 2012, driving stocks lower, improved investor confidence in September through February resulted in a “risk on” trade.

Top Positive Contributors to the Fund’s Return

For the full year, Consumer Discretionary, Financials, Health Care, and Industrials sectors added most to overall performance. In order of magnitude, the best performing stock for the full year was Community Health Systems (CYH). Shares were up as uncertainty surrounding the Affordable Care Act (ACA) was lifted, turning investor focus toward patient volume expansion and positive long-term demographic trends in the United States. Storage and data-center solutions company, Silicon Graphic International (SGI), was the second largest contributor, as favorable underlying industry trends were complemented by improved operating results. Medifast (MED), a multichannel weight loss management company, contributed to overall performance, as turnaround initiatives exceeded the company’s top and bottom-line expectations. Specialty retailer Abercrombie & Fitch (ANF) added to overall Fund performance, as productivity initiatives resulted in improved margins. Finally, shares of Terex (TEX) contributed positively to the Fund’s overall performance as pricing improvements and restructuring initiatives continue to support management’s longer-term earnings outlook.

Top Detractors from the Fund’s Return

For the full year, no sector had negative overall performance. In order of magnitude, the worst performer stock over the last year was SP Net (HNT). Shares declined as the company lowered 2012 EPS guidance in sequential quarters. Guidance revisions have been related to a negative commercial price-to-cost trend spread that reflects a tougher margin environment. Spirit Aerosystems (SPR) detracted from performance as the company announced higher than expected charges due to increased costs associated with the company’s expanded commercial aerospace platforms. Shares of First Niagara Financial Group (FNFG), a regional bank with branches throughout the northeast, fell as concerns over loan growth and net interest margin compression weighed on shares throughout the year. Carrizo Oil & Gas (CRZO) detracted from performance as unseasonably warm winter weather and record production depressed natural gas prices. Finally, specialty retailer Wet Seal (WTSLA) detracted from performance after turnaround hopes were delayed following the dismissal of their CEO.

Were there significant changes to the portfolio?

As of February 28, 2013, the Fund held an overweight in the Health Care, Industrials, and Energy sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Financials, Utilities, and Information Technology sectors.

Comments on the Fund’s Five Largest Holdings

Health Net, Inc. (HNT)

Health Net offers managed health care benefits and products. Greater clarity on legislative reform and increasing employment could drive a higher valuation.

Big Lots (BIG)

A specialty hardlines retailer, Big Lots sells brand-name closeouts and bargains in products ranging from furniture and toys to consumables. Shareholders have benefited from the retailer being an avid repurchaser of its own shares.

Barnes Group, Inc. (B)

A mid-to-late cycle industrial firm exposed to the aerospace and transportation industries, Barnes Group manufactures precision metal parts and distributes industrial supplies.

True Religion Apparel (TRLG)

A premium fashion apparel company under the brand name “True Religion Brand Jeans”. In October 2012, True Religion announced plans to explore a possible sale of the company after receiving several unsolicited indications of interest from third parties.

Sealed Air (SEE)

A global leader in food safety, security, hygiene, and product protection, SEE should benefit from solid long term growth in their packaging end markets. Developing economies need more sanitary and effective packaging technologies, especially in the food industry.

* The VIX Index is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 Index options.

** The DALBAR, Inc. study defines the “Average Investor” as follows: The average investor refers to the universe of all mutual fund investors whose actions and financial results are restated to represent a single investor. This approach allows the entire universe of mutual fund investors to be used as the statistical sample, ensuring ultimate reliability.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. You cannot invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Earnings per share, or EPS, is calculated by subtracting dividends on preferred stock from net income, and then dividing that result by average outstanding shares. It is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Return on Equity, or ROE, is calculated as net income divided by common stockholders’ equity

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC

Snow Capital Family of Funds

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/12 - 2/28/13).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 9/1/2012	Ending Account Value 2/28/2013	Expenses Paid During Period 9/1/12- 2/28/13	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A	$1,000.00	$1,193.00	$8.54	1.57%
Class C	1,000.00	1,189.80	12.32	2.27
Class I	1,000.00	1,194.80	7.02	1.32
Small Cap Value Fund*
Class A	1,000.00	1,175.10	10.79	2.00
Class C	1,000.00	1,170.30	14.80	2.75
Class I	1,000.00	1,176.40	9.39	1.74

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 9/1/2012	Ending Account Value 2/28/2013	Expenses Paid During Period 9/1/12- 2/28/13	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A	$1,000.00	1,017.01	7.85	1.57%
Class C	1,000.00	1,013.54	11.33	2.27
Class I	1,000.00	1,018.25	6.61	1.32
Small Cap Value Fund*
Class A	1,000.00	1,014.88	9.99	2.00
Class C	1,000.00	1,011.16	13.71	2.75
Class I	1,000.00	1,016.17	8.70	1.74

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2013 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2013 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2013(1)

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	10.25%	7.02%	4.01%	2.88%
Class A (without sales charge)	16.33%	8.95%	5.13%	3.69%
Class C (with sales charge)	14.51%	8.24%	4.37%	2.96%
Class C (without sales charge)	15.51%	8.24%	4.37%	2.96%
Institutional Class	16.59%	9.24%	5.39%	3.94%
S&P 500 Index	13.46%	13.50%	4.94%	4.36%

	Six Months	One Year		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	11.35%	10.55%		15.96%
Class A (without sales charge)	17.51%	16.67%		18.78%
Class C (with sales charge)	16.03%	14.77%		17.89%
Class C (without sales charge)	17.03%	15.77%		17.89%
Institutional Class	17.64%	16.94%		19.05%
Russell 2000 Value Index	14.56%	16.89%		12.19%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2013

	Shares	Value
COMMON STOCKS - 96.28%
Aerospace & Defense - 3.94%
Ducommun, Inc. (a)	20,390	$316,045
LMI Aerospace, Inc. (a)	12,640	279,976
Spirit Aerosystems Holdings, Inc. (a)	52,500	914,025

		1,510,046

Air Freight & Logistics - 3.03%
Atlas Air Worldwide Holdings, Inc. (a)	24,590	1,160,402

Auto Components - 1.12%
Modine Manufacturing Co. (a)	52,000	428,480

Capital Markets - 1.70%
Cowen Group, Inc. (a)	122,955	320,913
SWS Group, Inc. (a)	51,525	330,275

		651,188

Chemicals - 4.48%
Kraton Performance Polymers, Inc. (a)	22,500	540,900
OM Group, Inc. (a)	47,890	1,175,221

		1,716,121

Commercial Banks - 7.88%
1st United Bancorp, Inc.	48,055	292,174
BancorpSouth, Inc.	25,960	397,188
First Niagara Financial Group, Inc.	136,510	1,116,652
FNB Corp.	28,900	328,304
TCF Financial Corp.	64,445	885,474

		3,019,792

Commercial Services & Supplies - 0.99%
Avery Dennison Corp.	9,320	380,722

Communications Equipment - 1.46%
Black Box Corp.	23,005	558,101

Computers & Peripherals - 2.04%
Silicon Graphics International Corp. (a)	52,250	786,362

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
Construction & Engineering - 1.47%
AECOM Technology Corp. (a)	18,620	$564,372

Consumer Finance - 1.13%
Green Dot Corp. (a)	30,900	433,218

Containers & Packaging - 3.08%
Sealed Air Corp.	53,100	1,179,351

Distributors - 1.40%
VOXX International Corp. (a)	53,880	536,106

Electronic Equipment, Instruments & Components - 1.99%
Orbotech Ltd. (a)(b)	37,355	358,608
Vishay Intertechnology, Inc. (a)	30,550	402,955

		761,563

Energy Equipment & Services - 8.14%
CARBO Ceramics, Inc.	9,295	843,986
ION Geophysical Corp. (a)	154,350	1,024,883
Lufkin Industries, Inc.	6,450	417,831
Patterson-UTI Energy, Inc.	35,640	831,838

		3,118,538

Food & Staples Retailing - 1.92%
Andersons, Inc.	15,000	736,200

Health Care Equipment & Supplies - 1.85%
Invacare Corp.	48,935	710,047

Health Care Providers & Services - 13.42%
Accretive Health, Inc. (a)	46,935	449,637
Community Health Systems, Inc.	21,810	921,691
Health Management Associates, Inc. (a)	79,310	871,617
Health Net, Inc. (a)	47,435	1,220,977
Kindred Healthcare, Inc. (a)	85,140	959,528
Triple-S Management Corp. (a)(b)	39,950	717,502

		5,140,952

Health Care Technology - 2.33%
Quality Systems, Inc.	48,135	891,460

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
Insurance - 6.73%
Aspen Insurance Holdings Ltd. (b)	16,520	$592,407
Assurant, Inc.	24,310	1,020,777
Endurance Specialty Holdings Ltd. (b)	7,495	330,080
Protective Life Corp.	19,900	635,208

		2,578,472

IT Services - 0.66%
Hackett Group, Inc.	54,265	251,247

Leisure Equipment & Products - 2.78%
JAKKS Pacific, Inc.	87,540	1,066,237

Machinery - 7.75%
Barnes Group, Inc.	45,200	1,202,772
Kennametal, Inc.	20,300	821,744
Manitowoc Company, Inc.	18,875	349,565
Terex Corp. (a)	18,105	594,025

		2,968,106

Multiline Retail - 3.18%
Big Lots, Inc. (a)	36,565	1,217,615

Office Electronics - 1.97%
Zebra Technologies Corp. (a)	16,835	752,861

Oil, Gas & Consumable Fuels - 2.05%
Carrizo Oil & Gas, Inc. (a)	33,430	785,271

Pharmaceuticals - 1.47%
Endo Health Solutions, Inc. (a)	18,200	564,200

Specialty Retail - 1.04%
Express, Inc. (a)	21,570	399,045

Textiles, Apparel & Luxury Goods - 5.28%
Deckers Outdoor Corp. (a)	10,105	407,636
True Religion Apparel, Inc.	44,857	1,197,233
Vera Bradley, Inc. (a)	16,600	418,320

		2,023,189

TOTAL COMMON STOCKS (Cost $32,886,794)		$36,889,264

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 1.80%
Healthcare Realty Trust, Inc.	13,175	$350,455
Highwoods Properties, Inc.	9,280	338,720

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $562,272)		$689,175

SHORT-TERM INVESTMENTS - 1.73%
Money Market Fund - 1.73%
Fidelity Institutional Government Portfolio	662,585	662,585

TOTAL SHORT-TERM INVESTMENTS (Cost $662,585)		$662,585

Total Investments (Cost $34,111,651) - 99.81%		38,241,024
Other Assets in Excess of Liabilities - 0.19%		72,361

TOTAL NET ASSETS - 100.00%		$38,313,385

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2013

	Shares	Value
COMMON STOCKS - 89.03%
Aerospace & Defense - 2.05%
Spirit Aerosystems Holdings, Inc. (a)	280,400	$4,881,764

Airlines - 2.22%
Southwest Airlines Co.	450,000	5,265,000

Auto Components - 2.96%
TRW Automotive Holdings Corp. (a)	120,000	7,042,800

Chemicals - 0.72%
OM Group, Inc. (a)	70,000	1,717,800

Commercial Banks - 2.50%
Wells Fargo & Co. (c)	169,000	5,928,520

Computers & Peripherals - 0.74%
Apple, Inc.	4,000	1,765,600

Containers & Packaging - 3.46%
Sealed Air Corp.	370,000	8,217,700

Diversified Financial Services - 4.20%
Bank of America Corp.	400,000	4,492,000
JP Morgan Chase & Co.	112,200	5,488,824

		9,980,824

Electrical Equipment - 2.79%
Eaton Corp PLC (b)	107,000	6,630,790

Electronic Equipment, Instruments & Components - 5.62%
Avnet, Inc. (a)	180,000	6,355,800
Vishay Intertechnology, Inc. (a)	530,000	6,990,700

		13,346,500

Energy Equipment & Services - 7.72%
Baker Hughes, Inc.	135,000	6,050,700
Noble Corp. (b)	170,501	6,107,346
Patterson-UTI Energy, Inc.	265,460	6,195,836

		18,353,882

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
Health Care Providers & Services - 9.98%
Community Health Systems, Inc.	217,865	$9,206,975
Health Management Associates, Inc. (a)	721,110	7,924,999
WellPoint, Inc.	106,000	6,591,080

		23,723,054

Insurance - 11.97%
Genworth Financial, Inc. (a)	1,200,000	10,248,000
Hartford Financial Services Group, Inc. (c)	405,700	9,578,577
MetLife, Inc. (c)	243,000	8,611,920

		28,438,497

Life Sciences Tools & Services - 2.62%
Agilent Technologies, Inc.	150,000	6,222,000

Machinery - 2.51%
Terex Corp. (a)	181,500	5,955,015

Multiline Retail - 5.74%
Big Lots, Inc. (a)	175,000	5,827,500
Kohl’s Corp.	65,000	2,996,500
Macy’s, Inc.	116,600	4,792,260

		13,616,260

Oil, Gas & Consumable Fuels - 6.51%
BP PLC - ADR	55,000	2,222,000
Chesapeake Energy Corp.	345,000	6,955,200
Phillips 66	100,000	6,296,000

		15,473,200

Pharmaceuticals - 3.60%
Hospira, Inc. (a)	151,800	4,467,474
Teva Pharmaceutical Industries Ltd. - ADR	109,000	4,076,600

		8,544,074

Semiconductors & Semiconductor Equipment - 6.26%
Marvell Technology Group Ltd. (b)	775,000	7,827,500
Texas Instruments, Inc.	205,000	7,045,850

		14,873,350

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2013

	Shares	Value
Software - 3.10%
Microsoft Corp.	265,000	$7,367,000

Textiles, Apparel & Luxury Goods - 1.76%
Vera Bradley, Inc. (a)	166,000	4,183,200

TOTAL COMMON STOCKS (Cost $177,154,249)		$211,526,830

	Principal Amount	Value
CONVERTIBLE BONDS - 1.29%
MGIC Investment Corp. 9.00%, 04/01/2063	$5,000,000	$3,065,625

TOTAL CONVERTIBLE BONDS (Cost $2,444,220)		$3,065,625

	Contracts	Value
PURCHASED OPTIONS - 0.07%
Put Options - 0.07%
PowerShares DB Commodity Index Tracking Fund
Expiration: January, 2014, Exercise Price: $20.00	490	$11,025
SPDR S&P 500 ETF Trust
Expiration: June, 2013, Exercise Price: $140.00	749	150,549
Expiration: June, 2013, Exercise Price: $141.00	18	3,330

TOTAL PURCHASED OPTIONS (Cost $216,696)		$164,904

	Shares	Value
SHORT-TERM INVESTMENTS - 8.62%
Money Market Fund - 8.62%
Fidelity Institutional Government Portfolio	20,489,338	$20,489,338

TOTAL SHORT-TERM INVESTMENTS (Cost $20,489,338)		$20,489,338

Total Investments (Cost $200,304,503) - 99.01%		235,246,697
Other Assets in Excess of Liabilities - 0.99%		2,345,592

TOTAL NET ASSETS - 100.00%		$237,592,289

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2013

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2013

	Contracts	Value
CALL OPTIONS
Apple, Inc.
Expiration: April, 2013, Exercise Price: $510.00	10	$1,910
Expiration: April, 2013, Exercise Price: $515.00	20	3,200
Community Health Systems, Inc.
Expiration: March, 2013, Exercise Price: $38.75	330	122,100
Expiration: June, 2013, Exercise Price: $43.75	200	46,500
Genworth Financial, Inc.
Expiration: March, 2013, Exercise Price: $10.00	600	600
Expiration: September, 2013, Exercise Price: $10.00	300	15,300
Terex Corp.
Expiration: March, 2013, Exercise Price: $36.00	20	500
Expiration: April, 2013, Exercise Price: $35.00	300	39,000

		229,110

PUT OPTIONS
Express, Inc.
Expiration: July, 2013, Exercise Price: $15.00	200	14,000
Genworth Financial, Inc.
Expiration: June, 2013, Exercise Price: $8.00	300	15,000
Expiration: September, 2013, Exercise Price: $8.00	300	21,900
Lender Processing Services, Inc.
Expiration: June, 2013, Exercise Price: $22.00	159	16,695
Marvell Technology Group Ltd.
Expiration: May, 2013, Exercise Price: $9.00	300	10,500

		78,095

Total Options Written (Premiums received $253,458)		$307,205

Snow Capital Family of Funds

Statement of Assets & Liabilities

February 28, 2013

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $34,111,651 and $200,304,503, respectively)	$38,241,024	$235,246,697
Dividends and interest receivable	32,626	703,405
Receivable for investments sold	352,399	2,334,595
Receivable for Fund shares sold	143,578	285,598
Other assets	15,276	28,605

TOTAL ASSETS	38,784,903	238,598,900

LIABILITIES
Written options, at value (premiums received of $0 and $253,458, respectively)	—	307,205
Payable for investments purchased	313,972	—
Payable for Fund shares redeemed	6,314	147,609
Payable to affiliates	53,091	112,628
Payable to Adviser	17,750	175,751
Payable for distribution fees	16,543	148,145
Payable for shareholder servicing fees	6,059	5,242
Accrued expenses and other liabilities	57,789	110,031

TOTAL LIABILITIES	471,518	1,006,611

NET ASSETS	$38,313,385	$237,592,289

Net assets consist of:
Paid-in capital	$34,396,292	$244,083,625
Accumulated net investment income (loss)	—	55,146
Accumulated net realized gain (loss)	(212,280)	(41,434,929)
Net unrealized appreciation (depreciation) on:
Investments	4,129,373	34,993,986
Purchased options	—	(51,792)
Written options	—	(53,747)

NET ASSETS	$38,313,385	$237,592,289

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Assets & Liabilities (Continued)

February 28, 2013

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$27,051,853	$87,351,757
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	977,675	3,740,513
Net asset value and redemption price per share(1)	$27.67	$23.35
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2)	$29.20	$20.70

CLASS C SHARES
Net assets	$2,691,885	$40,300,284
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	99,034	1,785,939
Net asset value, redemption price and offering price per share(1) (3)	$27.18	$22.57

INSTITUTIONAL CLASS SHARES
Net assets	$8,569,647	$109,940,248
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	308,002	4,681,953
Net asset value, redemption price and offering price per share(1)	$27.82	$23.48

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Operations

For the Year Ended February 28, 2013

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$225,713	$3,201,940 (1)
Interest income	37	596,584

TOTAL INVESTMENT INCOME	225,750	3,798,524

EXPENSES
Investment advisory fees	292,052	2,404,348
Administration fees	122,768	287,772
Transfer agent fees and expenses	74,814	248,413
Federal and state registration fees	40,302	43,443
Distribution fees - Class A	34,903	228,815
Audit and tax fees	27,658	29,860
Distribution fees - Class C	14,237	293,869
Custody fees	7,747	27,670
Chief compliance officer fees and expenses	7,665	7,672
Legal fees	6,364	17,020
Trustees’ fees and related expenses	5,789	5,773
Shareholder servicing fees - Class C	4,746	81,343
Reports to shareholders	2,257	45,681
Other expenses	8,183	21,699

TOTAL EXPENSES	649,485	3,743,378

Less waivers and reimbursement by Advisor (Note 4)	(186,726)	—

NET EXPENSES	462,759	3,743,378

NET INVESTMENT INCOME (LOSS)	(237,009)	55,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,474,096	21,325,184
Short transactions	—	666
Purchased options		(414,288)
Written options	—	5,001,800
Net change in unrealized appreciation (depreciation) on:
Investments	2,438,544	4,707,287
Purchased options	—	560,370
Written options	—	(926,298)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,912,640	30,254,721

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,675,631	$30,309,867

(1)	Net of $15,285 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012

FROM OPERATIONS
Net investment loss	$(237,009)	$(161,368)
Net realized gain (loss):
Investments	1,474,096	(223,572)
Net change in unrealized appreciation (depreciation) on:
Investments	2,438,544	1,325,552

Net increase in net assets from operations	3,675,631	940,612

FROM DISTRIBUTIONS
Net realized gain on investments - Class A	(808,244)	(50,980)
Net realized gain on investments - Class C	(105,629)	(6,957)
Net realized gain on investments - Class I	(286,016)	(27,231)

Net decrease in net assets resulting from distributions paid	(1,199,889)	(85,168)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	16,815,962	13,509,309
Proceeds from shares sold - Class C	1,086,904	1,737,517
Proceeds from shares sold - Institutional Class	5,482,372	4,904,216
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	586,301	42,725
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	84,970	6,699
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	228,162	9,050
Payments for shares redeemed - Class A(1)	(3,707,572)	(4,705,062)
Payments for shares redeemed - Class C	(564,173)	(150,744)
Payments for shares redeemed - Institutional Class(2)	(4,745,790)	(268,396)

Net increase in net assets from capital share transactions	15,267,136	15,085,314

TOTAL INCREASE IN NET ASSETS	17,742,878	15,940,758
NET ASSETS:
Beginning of Period	20,570,507	4,629,749

End of Period	$38,313,385	$20,570,507

ACCUMULATED NET INVESTMENT LOSS	$—	$—

(1)	Net of redemption fees of $127 and $1,294 for the year ended February 28, 2013 and the year ended February 29, 2012, respectively.
(2)	Net of redemption fees of $45 and $171 for the year ended February 28, 2013 and the year ended February 29, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012

FROM OPERATIONS
Net investment income (loss)	$55,146	$606,912
Net realized gain (loss) on:
Investments	21,325,184	(20,780,735)
Short transactions	666	—
Purchased options	(414,288)	—
Written options	5,001,800	4,548,983
Net change in unrealized appreciation (depreciation) on:
Investments	4,707,287	(7,145,037)
Purchased options	560,370
Written options	(926,298)	462,272

Net increase (decrease) in net assets from operations	30,309,867	(22,307,605)

FROM DISTRIBUTIONS
Net investment income - Class A	(140,366)	—
Net investment income - Institutional Class	(554,752)	—

Net decrease in net assets resulting from distributions paid	(695,118)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	13,249,496	48,492,541
Proceeds from shares sold - Class C	1,587,606	5,249,526
Proceeds from shares sold - Institutional Class	27,747,880	46,474,016
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	54,033	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	356,271	—
Payments for shares redeemed - Class A(1)	(57,736,950)	(42,900,673)
Payments for shares redeemed - Class C(2)	(11,664,793)	(15,684,602)
Payments for shares redeemed - Institutional Class(3)	(48,629,194)	(36,403,203)

Net increase in net assets from capital share transactions	(75,035,651)	5,227,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,420,902)	(17,080,000)
NET ASSETS:
Beginning of Period	283,013,191	300,093,191

End of Period	$237,592,289	$283,013,191

ACCUMULATED NET INVESTMENT INCOME	$95,056	$702,672

(1)	Net of redemption fees of $801 and $1,676 for the year ended February 28, 2013 and the year ended February 29, 2012, respectively.
(2)	Net of redemption fees of $0 and $728 for the year ended February 28, 2013 and the year ended February 29, 2012, respectively.
(3)	Net of redemption fees of $96 and $1,598 for the year ended February 28, 2013 and the year ended February 29, 2012, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain (loss) on investments	4.22	0.98	4.58

Total from investment operations	3.99	0.72	4.50

Less distributions paid:
From net realized gain on investments	(1.44)	(0.10)	—

Total distributions paid	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$27.67	$25.12	$24.50

Total return(5)(6)	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.80%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain (loss) on investments	4.15	0.97	4.58

Total from investment operations	3.73	0.53	4.46

Less distributions paid:
From net realized gain on investments	(1.44)	(0.10)	—

Total distributions paid	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—	—

Net Asset Value, End of Period	$27.18	$24.89	$24.46

Total return(4)(5)	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	3.55%	4.42%	19.09%
After waivers and reimbursements of expenses(6)	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(6)	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(5)	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	4.26	0.99	4.57

Total from investment operations	4.07	0.78	4.51

Less distributions paid:
From net realized gain on investments	(1.44)	(0.10)	—

Total distributions paid	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$27.82	$25.19	$24.51

Total return(5)(6)	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.55%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$20.11	$21.57		$18.12	$8.70	$19.32

Income from investment operations:
Net investment income (loss)(1)	0.00 (2)	0.04		(0.04)	0.05	0.24
Net realized and unrealized gain (loss) on investments	3.28	(1.50)		3.53	9.63	(10.39)

Total from investment operations	3.28	(1.46)		3.49	9.68	(10.15)

Less distributions paid:
From net investment income	(0.04)	—		(0.04)	(0.26)	—
From net realized gain on investments	—	—		—	—	(0.47)

Total distributions paid	(0.04)	—		(0.04)	(0.26)	(0.47)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$23.35	$20.11		$21.57	$18.12	$8.70

Total return(3)(4)	16.33%	(6.77)%		19.25%	111.50%	(53.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$87,352	$122,004		$124,183	$71,389	$26,463
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.55%	1.58%		1.56%	1.60%	1.58%
Excluding dividends and interest expense on short positions	—	1.54%		—	—	—
After waivers, reimbursements and recoupments of expenses(5)	1.55%	1.58%		1.56%	1.60%	1.58%
Excluding dividends and interest expense on short positions	—	1.54%		—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.02%	0.23	%(6)	(0.21)%	0.32%	1.53%
After waivers, reimbursements and recoupments of expenses(5)	0.02%	0.23	%(6)	(0.21)%	0.32%	1.53%
Portfolio turnover rate(4)	81.32%	85.09%		50.51%	61.04%	71.52%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$19.53	$21.08		$17.81	$8.57	$19.20

Income from investment operations:
Net investment income (loss)(1)	(0.13)	(0.07)		(0.18)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	3.17	(1.48)		3.46	9.44	(10.29)

Total from investment operations	3.04	(1.55)		3.28	9.39	(10.17)

Less distributions paid:
From net investment income	—	—		(0.01)	(0.15)	—
From net realized gain on investments	—	—		—	—	(0.47)

Total distributions paid	—	—		(0.01)	(0.15)	(0.47)

Paid-in capital from redemption fees (Note 2)	—	0.00	(2)	0.00 (2)	0.00 (2)	0.01

Net Asset Value, End of Period	$22.57	$19.53		$21.08	$17.81	$8.57

Total return(3)(4)	15.51%	(7.31)%		18.43%	109.55%	(53.38)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$40,300	$45,172		$60,855	$52,980	$24,408
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.26%	2.18%		2.31%	2.35%	2.33%
Excluding dividends and interest expense on short positions	—	2.14%		—	—	—
After waivers, reimbursements and recoupments of expenses(5)	2.26%	2.18%		2.31%	2.35%	2.33%
Excluding dividends and interest expense on short positions	—	2.14%		—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%	0.75%
After waivers, reimbursements and recoupments of expenses(5)	(0.68)%	(0.36	)%(6)	(0.96)%	(0.35)%	0.75%
Portfolio turnover rate(4)	81.31%	85.09%		50.51%	61.04%	71.52%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$20.25	$21.66		$18.15	$8.70	$19.34

Income from investment operations:
Net investment income(1)	0.05	0.09		0.01	0.10	0.28
Net realized and unrealized gain (loss) on investments	3.29	(1.50)		3.54	9.64	(10.42)

Total from investment operations	3.34	(1.41)		3.55	9.74	(10.14)

Less distributions paid:
From net investment income	(0.11)	—		(0.04)	(0.29)	(0.03)
From net realized gain on investments	—	—		—	—	(0.47)

Total distributions paid	(0.11)	—		(0.04)	(0.29)	(0.50)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$23.48	$20.25		$21.66	$18.15	$8.70

Total return(3)	16.59%	(6.51)%		19.58%	111.96%	(52.94)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$109,940	$115,837		$115,055	$94,703	$37,891
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.31%	1.33%		1.31%	1.35%	1.33%
Excluding dividends and interest expense on short positions	—	1.29%		—	—	—
After waivers, reimbursements and recoupments of expenses(4)	1.31%	1.33%		1.31%	1.35%	1.33%
Excluding dividends and interest expense on short positions	—	1.29%		—	—	—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.28%	0.49	%(5)	0.04%	0.61%	1.78%
After waivers, reimbursements and recoupments of expenses(4)	0.28%	0.49	%(5)	0.04%	0.61%	1.78%
Portfolio turnover rate(3)	81.32%	85.09%		50.51%	61.04%	71.52%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2013, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2013.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$36,889,264	$—	$—	$36,889,264
Real Estate Investment Trusts	689,175	—	—	689,175

Total Equity	37,578,439	—	—	37,578,439
Short-Term Investments	—	662,585	—	662,585

Total Investments in Securities	$37,578,439	$662,585	$—	$38,241,024

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$211,526,830	$—	$—	$211,526,830
Convertible Bonds	—	3,065,625	—	3,065,625

Total Equity	211,526,830	3,065,625	—	214,592,455

Purchased Options	164,904	—	—	164,904

Short-Term Investments	—	20,489,338	—	20,489,338

Total Investments in Securities	$211,691,734	$23,554,963	$—	$235,246,697

Liabilities:
Written Options	$307,205	$—	$—	$307,205

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$164,904	Written options, at value	$307,205

Total		$164,904		$307,205

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(414,288)	$5,001,800	$4,587,512

Total	$(414,288)	$5,001,800	$4,587,512

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$560,370	$(926,298)	$(365,928)

Total	$560,370	$(926,298)	$(365,928)

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2013 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	8,773	$748,034
Options written	11,716	1,128,662
Options terminated in closing transactions -	(460)	(126,903)
Options exercised	(5,959)	(505,574)
Options expired	(12,290)	(1,075,919)

Outstanding, end of period	1,780	$168,300

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	23,863	$2,985,682
Options written	21,278	2,921,634
Options terminated in closing transactions -	(1,000)	(88,976)
Options exercised	(16,755)	(1,955,099)
Options expired	(26,127)	(3,778,083)

Outstanding, end of period	1,259	$85,158

As of February 28, 2013, the fair value of long positions which served as collateral for call options written was $24,119,017.

Transactions in purchased options during the period ended February 28, 2013 were as follows:

Contracts
Outstanding, beginning of period	6,979
Options purchased	2,197
Options terminated in closing transactions	(40)
Options exercised	(6,040)
Options expired	(1,839)

Outstanding, end of period	1,257

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Opportunity Fund	$897	$4,002
Small Cap Value Fund	$172	$1,465

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Small Cap Value Fund
Ordinary Income	$1,186,423	$84,805
Long-Term Capital Gain	$13,466	$363
Opportunity Fund
Ordinary Income	$695,118	—
Long-Term Capital Gain	—	—

As of February 28, 2013, the components of accumulated earnings on a tax basis were as follows:

	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$34,513,363	$201,040,884

Gross tax unrealized appreciation	4,812,608	40,190,302
Gross tax unrealized depreciation	(1,084,947)	(5,984,489)

Net tax unrealized appreciation	3,727,661	34,205,813

Undistributed ordinary income	189,432	55,146
Undistributed long-term capital gain	—	—

Total distributable earnings	189,432	55,146

Other accumulated losses	—	(40,752,295)

Total accumulated earnings (losses)	$3,917,093	$(6,491,336)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Small Cap Value Fund	$237,009	$(237,009)	—
Opportunity Fund	$(39,910)	$39,910	—

At February 28, 2013, the Opportunity Fund had accumulated net realized capital loss carryovers of $6,981,985 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2013. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2013. At February 28, 2013, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2010 through 2013 for the Opportunity Fund, and 2011 through 2013 for the Small Cap Value Fund.

At February 28, 2013, the Opportunity Fund deferred, on a tax basis, post-October losses of $164,393.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.25% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 29, 2014, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.60%	2.35%	1.35%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2014	$67,035	N/A
February 28, 2015	$214,662	N/A
February 29, 2016	$186,726	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2013, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Distribution Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$34,903	N/A
Class C	$14,237	$4,746
Opportunity Fund
Class A	$228,815	N/A
Class C	$293,869	$81,343

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses and reviewing the Funds’ expense accruals. For the year ended February 28, 2013, administration and accounting fees of $125,458 and $291,822 were incurred for the Small Cap Value Fund and Opportunity Fund, respectively. At February 28, 2013, the administrator and fund accountant was owed fees of $31,239 and $65,944 from the Small Cap Value Fund and Opportunity Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. For the year ended February 28, 2013, the Small Cap Value Fund incurred $58,459, and $7,747 in transfer agency and custody fees, respectively. For the year ended February 28, 2013, the Opportunity Fund incurred $152,239, and $27,670 in transfer agency and custody fees, respectively. At February 28, 2013, the Small Cap Value Fund owed $17,751, and $2,097 for transfer agency and custody fees, respectively. At February 28, 2013, the Opportunity Fund owed $37,596, and $7,084 for transfer agency and custody fees, respectively.

The Funds also have lines of credit with U.S. Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended February 28, 2013, the Small Cap Value Fund and Opportunity Fund were allocated $7,665 and $7,672, respectively, of the Trust’s Chief Compliance Officer’s fee. At February 28, 2013, the Small Cap Value Fund and Opportunity Fund owed fees of $2,005 and $2,003, respectively, to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	642,666	562,943
Shares issued to holders in reinvestment of distributions	24,058	1,992
Shares redeemed	(151,280)	(213,988)

Net increase	515,444	350,947

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	43,042	71,979
Shares issued to holders in reinvestment of distributions	3,543	315
Shares redeemed	(23,538)	(7,079)

Net increase (decrease)	23,047	65,215

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	216,613	224,491
Shares issued to holders in reinvestment of distributions	9,316	421
Shares redeemed	(198,560)	(11,198)

Net increase	27,369	213,714

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	628,074	2,611,257
Shares issued to holders in reinvestment of distributions	2,623	—
Shares redeemed	(2,956,223)	(2,301,853)

Net increase (decrease)	(2,325,526)	309,404

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	81,331	272,517
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(607,755)	(847,289)

Net increase (decrease)	(526,424)	(574,772)

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2013	Year Ended February 29, 2012
Shares sold	1,387,620	2,391,592
Shares issued to holders in reinvestment of distributions	17,211	—
Shares redeemed	(2,444,592)	(1,981,648)

Net increase (decrease)	(1,039,761)	409,944

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2013 are summarized below.

	Opportunity Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—
Other	173,450,592	34,522,167
Sales:
U.S. Government	$—	$—
Other	212,789,922	21,225,058

(9)	Line of Credit

The Funds each have lines of credit, maturing August 15, 2013, in the amount of $2,500,000 and $25,000,000 for the Small Cap Value Fund and Opportunity Fund, respectively. These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank. During the year ended February 28, 2013, neither Fund utilized the line of credit.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Snow Capital Family of Funds, consisting of Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2013, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the years presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

April 29, 2013

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	13.05%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2013 was as follows:

Small Cap Value Fund	14.14%
Opportunity Fund	100.00%

For the fiscal year ended February 28, 2013, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	100.00%
Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	26	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	26	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	26	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Vice President, Treasurer, and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2013	FYE 2/29/2012

Audit Fees	$48,010	$68,400
Audit-Related Fees	0	0
Tax Fees	$8,590	$12,935
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2013	FYE 2/29/2012

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2013	FYE 2/29/2012

Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*     /s/ John Buckel

                                                        John Buckel, President

Date          May 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ John Buckel

                                                        John Buckel, President

Date          May 2, 2013

By (Signature and Title)*     /s/ Jennifer Lima

                         Jennifer Lima, Treasurer

Date          May 2, 2013

* Print the name and title of each signing officer under his or her signature.